Exceptional items	9 Months Ended
Sep. 30, 2019
Analysis of income and expense [abstract]
Exceptional items
Exceptional items

	For the three months ended September 30,		For the nine months ended September 30,
	2019	2018	2019	2018
	€m	€m	€m	€m
Findus Group integration costs	—	1.1	3.0	7.1
Release of indemnification assets	—	—	44.0	—
Supply chain reconfiguration	—	1.1	(3.6)	1.3
Goodfella's Pizza & Aunt Bessie's integration costs	4.7	2.2	8.7	3.0
Settlement of legacy matters	(4.3)	(0.7)	(4.3)	(0.6)
Factory optimization	1.3	0.4	2.1	0.9
Total exceptional items	1.7	4.1	49.9	11.7

Following the acquisition of the Findus Group in November 2015, the Company initiated a substantial integration project. Expenses of €3.0 million in the nine months ended September 30, 2019 (2018: €7.1 million) which relate to the roll-out of the Nomad ERP system. We do not consider these items to be indicative of our ongoing operating performance.
The charge for the release of indemnification assets relates to the partial release of shares held in escrow associated with the acquisition of the Findus Group as discussed in Note 11. We do not consider these items to be indicative of our ongoing operating performance.
Supply chain reconfiguration relates to activities associated with the closure of the Bjuv manufacturing facility in Sweden which ceased production in 2017. The income of €3.6 million for the nine months ended September 30, 2019 (2018: expense of €1.3 million) includes income on sale of the agricultural land which completed in May 2019 and the finalization of consideration received for the sale of the industrial property which completed in 2018. We do not consider these items to be indicative of our ongoing operating performance.
Following the acquisition of the Goodfella’s pizza business in April 2018 and the Aunt Bessie's business in July 2018, the Company has initiated an integration project. Expenses of €4.7 million have been incurred in the three months ended September 30, 2019 (2018: €2.2 million) and €8.7 million for the nine months ended September 30, 2019 (2018: €3.0 million). We do not consider these items to be indicative of our ongoing operating performance.
A net income of €4.3 million (2018: €0.6 million) has been recognized relating to periods prior to acquisition of the Findus and Iglo businesses by the Company. This includes an income of €4.3 million associated with the settlements of tax audits.
In 2018, the Company initiated a three-year factory optimization program. The focus of the program is to develop a new suite of standard manufacturing and supply chain processes, that will provide a single network of optimized factories. The program is expected to provide a number of benefits, including an optimized supply chain infrastructure, benefits derived from the implementation of a standardized global manufacturing and planning processes, and an increased level of sustainable performance improvement. Expenses of €1.3 million have been incurred in the three months ended September 30, 2019 (2018: €0.4 million) and €2.1 million for the nine months ended September 30, 2019 (2018: €0.9 million). We do not consider these items to be indicative of our ongoing operating performance.
The tax impact of the exceptional items for the three months ended September 30, 2019 amounted to a charge of €0.1 million (2018: €1.6 million) and for the nine months ended September 30, 2019 amounted to a credit of €0.6 million (2018: €2.4 million).
Included in the Condensed Consolidated Interim Statements of Cash Flows for the nine months ended September 30, 2019 is €7.6 million (2018: €28.2 million) of cash outflows relating to exceptional items. This includes cash flows related to the above items in addition to the cash impact of the settlement of provisions brought forward from previous accounting periods.